Exhibit 10.2

ASSIGNMENT AGREEMENT

This Assignment Agreement (this “Assignment Agreement”) dated as of December 29, 2023 is between U. S. Lawns, inc. a Florida corporation (the “Buyer”), and BRIGHTVIEW FUNDING LLC, a Delaware corporation (the “Seller”).

Reference is made to (i) the Receivables Financing Agreement, dated as of April 28, 2017 (as amended by the First Amendment to the Receivables Financing Agreement, dated as of February 21, 2019, the Second Amendment to the Receivables Financing Agreement, dated as of February 21, 2021, the Third Amendment to the Receivables Financing Agreement, dated as of June 22, 2022 and the Fourth Amendment to the Receivables Financing Agreement, dated as of August 31, 2023 and as further amended, supplemented or otherwise modified through and including the date hereof, the “Receivables Financing Agreement”), among the Seller, as borrower, BrightView Landscapes, LLC, as servicer (in such capacity, the “Servicer”), PNC Bank, National Association, as LC Bank and administrative agent (in such capacity, the “Administrative Agent”), PNC Capital Markets LLC, as structuring agent, and the Persons from time to time party thereto as Lenders and LC Participants, (ii) the Purchase and Sale Agreement, dated as of April 28, 2017 (as amended by the First Amendment to the Purchase and Sale Agreement and Omnibus Amendment to the Subordinated Notes, dated as of February 15, 2018, the Second Amendment to the Purchase and Sale Agreement, dated as of September 30, 2020, the Third Amendment to the Purchase and Sale Agreement, dated as of September 30, 2020, the Fourth Amendment to the Purchase and Sale Agreement, dated as of November 23, 2020 and the Fifth Amendment to the Purchase and Sale Agreement, dated as of December 21, 2021 and as further amended, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”), among the various entities as Originators thereunder from time to time, the Servicer and the Seller and (iii) the Sixth Amendment to Purchase and Sale Agreement, dated as of the date hereof (the “Sale Agreement Amendment”), among the Servicer, the Seller, the Buyer, as the exiting originator, and the originators party thereto, as remaining originators. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Receivables Financing Agreement.

The Seller, the Servicer and the Buyer have informed the Lenders, the LC Bank and the Administrative Agent of the contemplated removal of the Buyer from the Purchase and Sale Agreement as an “Originator” thereunder. In connection therewith, the Seller desires to sell to the Buyer, and the Buyer desires to purchase from the Seller, all of the Receivables that are currently outstanding and owned by the Seller and that were originated by the Buyer (collectively, the “Subject Receivables”). The Subject Receivables are identified on the electronic data file which the Buyer (or the Servicer on its behalf) delivered to the Administrative Agent on or prior to the date hereof. In consideration of the payment by the Buyer to the Seller on the date hereof of the purchase price (the “Purchase Price”) in an amount equal to the reasonably equivalent value of the Subject Receivables on the date hereof, as mutually agreed by such parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller hereby sells, assigns and transfers to the Buyer and its successors and assigns all right, title and interest of the Seller in and to:

(a) each Subject Receivable;

DOCVARIABLE #DNDocID \* MERGEFORMAT 751397840 17531878

(b) all rights to all Related Security with respect to all such Subject Receivables (but only so long as such Related Security is related solely to Subject Receivables and not any other Receivables);

(c) all books and records of the Buyer to the extent related to any of the foregoing, and all rights, remedies, powers, privileges, title and interest (but not obligations) in and to each Collection and all Collection Accounts, into which any Collections or other proceeds with respect to such Subject Receivables may be deposited, and any related investment property acquired with any such Collections or other proceeds (as such term is defined in the applicable UCC); and

(d) all Collections and other proceeds (as defined in the UCC) of any of the foregoing that are or were received by Buyer (the items listed in clauses (b) through (d), collectively, the “Subject Receivables Related Rights” and together with the Subject Receivables, the “Transferred Property”).

provided however, that, for the avoidance of doubt, the Transferred Property shall not include any Related Rights to the extent relating to any Receivable that is not a Subject Receivable.

The Purchase Price shall be paid in full to the Seller by the Buyer on the date hereof in the form of (i) a reduction in the outstanding principal balance of the Subordinated Note in favor of the Buyer in an amount equal to the lesser of the Purchase Price and the outstanding principal balance of such Subordinated Note, plus (ii) to the extent the outstanding principal balance of such Subordinated Note is less than the Purchase Price immediately prior to giving effect to such payment, a cash payment in the amount of such difference in accordance with the terms hereof, which amount shall constitute a Collection on the Subject Receivables for all purposes of the Receivables Financing Agreement and shall be deposited on or prior to the date hereof into the Collection Account.

The assignment of the Seller made hereby is made without recourse, representation or warranty, except that the Seller represents and warrants that, immediately prior to such sale, assignment and transfer and after giving effect to the release contemplated below (a) it is the sole owner of the Transferred Property and (b) it is transferring the Transferred Property free and clear of any lien or encumbrance with respect thereto created by or through the Seller. It is the intention of the Seller and the Buyer that the assignment contemplated by this Assignment Agreement shall constitute a sale of the Transferred Property from the Seller to the Buyer and the beneficial interest in and title to such assets shall not be part of the Seller’s estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. Each of the Buyer and the Seller hereby covenant and agree that, notwithstanding anything to the contrary set forth in the Purchase and Sale Agreement, no Subject Receivable shall hereafter be sold, transferred or assigned by the Buyer to the Seller pursuant to the Purchase and Sale Agreement.

By executing a counterpart hereto (a) the Administrative Agent, the LC Bank and the Lenders each hereby acknowledge and consent to the transfers contemplated herein and (b) upon (x) the Administrative Agent’s receipt of counterparts of this Assignment Agreement signed by each of the parties hereto, (y) payment by the Buyer to the Seller of the Purchase Price in accordance with the terms hereof and (z) satisfaction of each condition to effectiveness set forth

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in the Sale Agreement Amendment, the Administrative Agent, LC Bank and each Lender hereby releases all of their respective right, title and interest in and to the Transferred Property, and any and all liens, security interests or other encumbrances granted to the Administrative Agent, LC Bank or the Lenders in the Transferred Property. Each of the Administrative Agent, the LC Bank, each Lender and the Seller hereby agrees that (a) the term “Receivable” as used in the Receivables Financing Agreement and the other Transaction Documents shall no longer include any Subject Receivables and (b) the term “Related Rights” or “Collections” as used in the Receivables Financing Agreement and the other Transaction Documents shall no longer include any Subject Receivables Related Rights.

This Assignment Agreement shall be a Transaction Document for purposes of the Receivables Financing Agreement.

Notwithstanding anything to the contrary herein or in the other Transaction Documents, by signing this Assignment Agreement, the Administrative Agent, the LC Bank and the Lenders are not now waiving, nor have they agreed to waive in the future, any Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default, or the breach of, or any rights and remedies related to the breach of, any provisions of the Purchase and Sale Agreement or any other Transaction Documents. This Assignment Agreement shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement, the Purchase and Sale Agreement or any other Transaction Document other than as expressly set forth herein.

Each of the Buyer and the Seller, as to itself represents and warrants to the Administrative Agent, each Lender and the LC Bank that, immediately after giving effect to the sales, assignments, transfers and releases contemplated hereby, (i) the representations and warranties of such Person contained in each of the Transaction Documents, are true and correct (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date) and (ii) no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default shall exist.

This Assignment Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Assignment Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Assignment Agreement may not be amended or otherwise modified except in writing executed by each of the parties hereto.

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The Buyer hereby agrees that it will not institute, or join any other Person in instituting, against the Seller any Insolvency Proceeding for at least one year and one day following the Final Payout Date.

Any provision of this Assignment Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

THIS ASSIGNMENT AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(continued on the following page)

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IN WITNESS WHEREOF, the undersigned has caused this Assignment Agreement to be duly executed and delivered by its duly authorized officer as of the date first written above.

BRIGHTVIEW FUNDING LLC,
as Seller

By: /s/ Jonathan Gottsegen

Name: Jonathan Gottsegen

Title: Vice President and Secretary

U. S. LAWNS, INC.,

as Buyer

By: /s/ Jonathan Gottsegen

Name: Jonathan Gottsegen

Title: Secretary

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Acknowledged and Consented to:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:_/s/ Chris Blaney_____________________

Name: Chris Blaney
Title: Senior Vice President

Acknowledged and Consented to:

PNC BANK, NATIONAL ASSOCIATION,

as Lender and LC Bank

By:_/s/ Chris Blaney_____________________

Name: Chris Blaney
Title: Senior Vice President

MUFG BANK, LTD.

as Lender and LC Participant

By:_/s/ Eric Williams_____________________

Name: Eric Williams
Title: Managing Director

S-2	Assignment Agreement (BrightView Enterprise Solutions)